DREYFUS PREMIER EQUITY FUNDS, INC.
                     DREYFUS PREMIER AGGRESSIVE GROWTH FUND

                           SUPPLEMENT TO PROSPECTUS

                            DATED FEBRUARY 1, 1999

      EFFECTIVE DECEMBER 31, 1999, THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "YOUR ACCOUNT - ACCOUNT POLICIES" AND "YOUR ACCOUNT-SERVICES FOR FUND INVESTORS."

      RIGHT OF ACCUMULATION: lets you add the value of any shares in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, sold with a sales load (that you already own) to the amount of your next Class A investment for purposes of calculating the sales charge.

      DREYFUS  DIVIDEND  SWEEP:  for automatically reinvesting the dividends and
distributions   from   the   fund   into   another   Dreyfus   fund  or  certain
Founders-advised funds (not available for IRAs).

      DREYFUS AUTO-EXCHANGE PRIVILEGE: for making regular exchanges from the fund into another Dreyfus fund or certain Founders-advised funds.

      EXCHANGE PRIVILEGE: you can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund.

                                                                        009s1299



                                                              December 15, 1999

                       DREYFUS PREMIER EQUITY FUNDS, INC.
                     DREYFUS PREMIER GROWTH AND INCOME FUND

                           SUPPLEMENT TO PROSPECTUS

              DATED FEBRUARY 1, 1999 AS REVISED NOVEMBER 8, 1999

      EFFECTIVE DECEMBER 31, 1999, THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "YOUR ACCOUNT - ACCOUNT POLICIES" AND "YOUR ACCOUNT-SERVICES FOR FUND INVESTORS."

      RIGHT OF ACCUMULATION: lets you add the value of any shares in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, sold with a sales load (that you already own) to the amount of your next Class A investment for purposes of calculating the sales charge.

      DREYFUS  DIVIDEND  SWEEP:  for automatically reinvesting the dividends and
distributions   from   the   fund   into   another   Dreyfus   fund  or  certain
Founders-advised funds (not available for IRAs).

      DREYFUS AUTO-EXCHANGE PRIVILEGE: for making regular exchanges from the fund into another Dreyfus fund or certain Founders-advised funds.

      EXCHANGE PRIVILEGE: you can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund.

                                                                        320s1299


                                                              December 15, 1999

                       DREYFUS PREMIER EQUITY FUNDS, INC.
                     DREYFUS PREMIER EMERGING MARKETS FUND

                           SUPPLEMENT TO PROSPECTUS

                            DATED FEBRUARY 1, 1999

      EFFECTIVE DECEMBER 31, 1999, THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "YOUR ACCOUNT - ACCOUNT POLICIES" AND "YOUR ACCOUNT-SERVICES FOR FUND INVESTORS."

      RIGHT OF ACCUMULATION: lets you add the value of any shares in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, sold with a sales load (that you already own) to the amount of your next Class A investment for purposes of calculating the sales charge.

      DREYFUS  DIVIDEND  SWEEP:  for automatically reinvesting the dividends and
distributions   from   the   fund   into   another   Dreyfus   fund  or  certain
Founders-advised funds (not available for IRAs).

      DREYFUS AUTO-EXCHANGE PRIVILEGE: for making regular exchanges from the fund into another Dreyfus fund or certain Founders-advised funds.

     EXCHANGE PRIVILEGE: you can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund.

                                                                        329s1299

                                                               December 15, 1999

                       DREYFUS PREMIER EQUITY FUNDS, INC.
                      DREYFUS PREMIER MARKET NEUTRAL FUND

                           SUPPLEMENT TO PROSPECTUS

                            DATED FEBRUARY 1, 1999

      EFFECTIVE DECEMBER 31, 1999, THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "YOUR ACCOUNT - ACCOUNT POLICIES" AND "YOUR ACCOUNT-SERVICES FOR FUND INVESTORS."

      RIGHT OF ACCUMULATION: lets you add the value of any shares in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, sold with a sales load (that you already own) to the amount of your next Class A investment for purposes of calculating the sales charge.

      DREYFUS  DIVIDEND  SWEEP:  for automatically reinvesting the dividends and
distributions   from   the   fund   into   another   Dreyfus   fund  or  certain
Founders-advised funds (not available for IRAs).

      DREYFUS AUTO-EXCHANGE PRIVILEGE: for making regular exchanges from the fund into another Dreyfus fund or certain Founders-advised funds.

      EXCHANGE PRIVILEGE: you can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund.

                                                                      335s1299-2